Exhibit 13.1

Certification of Principal Executive Officer

pursuant to

18 U.S.C. Section 1350

as adopted pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002

In connection with the annual report of SMART Technologies Inc. (the “Registrant”) on Form 20-F for the fiscal year ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil Gaydon, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated June 7, 2016.

/s/ Neil Gaydon
Neil Gaydon
President and Chief Executive Officer